NOTE AND MORTGAGE MODIFICATION AND EXTENSION AGREEMENT

         WHEREAS, SOUTHMARK REALTY PARTNERS, LTD., a California limited partnership n/k/a McNEIL REAL ESTATE FUND XXI, L.P., having an address at 13760 Noel Road, Suite 600, LB 70, Dallas, Texas 75240 (hereinafter referred to as "Maker") executed a Purchase Money Promissory Note, dated October 15, 1984, payable to the order of LURU COMPANY, an Ohio partnership, and KERMIT C. RUDOLPH and NANCY RUDOLPH, having an address at 3 Maple Street, Perrysburg, Ohio (hereinafter collectively referred to as "LuRu"), in the original principal amount of THREE MILLION FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($3,400,000.00), together with interest on the unpaid principal balance thereof at the rate therein provided (the "Note"); and

         WHEREAS, the Note is secured by a Mortgage dated October 15, 1984 (the "Mortgage") between the Maker, as mortgagor, and LuRu, as mortgagee, that conveys to the mortgagee a first in priority lien on real estate situated in Perrysburg Township, Wood County, State of Ohio and the improvements situated thereon and appurtenances thereto and creates a security interest in certain personal property used in connection with such real property, which real and personal property are more fully described in the Mortgage; and

         WHEREAS, the Note provides that the entire outstanding principal balance of the Note and all accrued and unpaid interest thereon shall be due and payable on December 15, 1997 (the "Maturity Date"); and

         WHEREAS, the Mortgage provides that the Mortgage shall be and remain in full force and effect, and a continuing lien until the Note obligation so secured and all renewals and extensions thereof have been paid in full; and

         WHEREAS, LuRu assigned all of its right, title and interest in the Mortgage, together with the indebtedness secured by the Mortgage, to McNeil Real Estate Fund XX, L.P., a California limited partnership ("Assignee") by way of Assignment of Mortgage executed to be effective December 4, 1997; and

         WHEREAS, as of December 15, 1997, the principal balance of the Note was Two Million Nine Hundred Ninety-Seven Thousand Five Hundred Ten and 91/100 Dollars ($2,997,510.91) and the balance of accrued interest was Thirty-One Thousand Nine Hundred Ninety-Eight and 43/100 Dollars ($31,998.43);

         NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Maturity Date of the Note is hereby extended to March 1, 1998. A payment of Thirty-Three Thousand Three Hundred Thirty-Three and No/100 Dollars ($33,333.00) shall continue to be due and payable on the fifteenth (15th) day of each month hereafter through and including March 1, 1998. Interest accruing before and after October 15, 1997 until March 1, 1998 shall be payable at the pre-Maturity Date rate as provided in the Note.

         2. The Mortgage and any other documents evidencing, governing, securing or guaranteeing the Loan evidenced by the Note (collectively, the "Loan
Instruments") are amended and modified in a manner consistent with the modifications contained herein. All references to the Note in the Mortgage and any other Loan Instruments shall be deemed to be references to the Note as modified hereby and all references in the Note to the Mortgage or any other Loan Instruments shall be deemed to be references to the Mortgage and any other Loan Instruments as modified hereby.

         3. Except as expressly extended hereby, the terms and conditions of the Note and the other Loan Instruments are and will remain in full force and effect.

         This Note and Mortgage Modification and Extension Agreement is executed as of the date set forth in the acknowledgments below.

                                     MAKER:

                                     McNEIL REAL ESTATE FUND XXI, L.P.,
                                     a California limited partnership

                                     By: McNEIL PARTNERS, L.P.,
                                         a Delaware limited partnership,
                                         General Partner

                                         By: McNEIL INVESTORS, INC.,
                                             a Delaware corporation,
                                             General Partner


                                             By: /s/  Ron K. Taylor
                                                --------------------------------
                                                 Ron K. Taylor,
                                                 President

                                    ASSIGNEE:

                                    McNEIL REAL ESTATE FUND XX, L.P.,
                                    a California limited partnership

                                    By:  McNEIL PARTNERS, L.P.,
                                         a Delaware limited partnership,
                                         General Partner

                                         By: McNEIL INVESTORS, INC.,
                                             a Delaware corporation,
                                             General Partner

                                             By: /s/  Ron K. Taylor
                                                --------------------------------
                                                 Ron K. Taylor,
                                                 President



STATE OF TEXAS          )
                        )
COUNTY OF DALLAS        )

         This instrument was acknowledged before me on this 16th day of December, 1997, by RON K. TAYLOR, President of McNEIL INVESTORS, INC., a Delaware corporation, as general partner of McNEIL PARTNERS, L.P., a Delaware limited partnership, as general partner of McNEIL REAL ESTATE FUND XXI, L.P., a California limited partnership, for and on behalf of said corporation and limited partnerships.


                                    /s/  Mary K. Schwartz
                                    --------------------------------------------
                                    Notary Public, State of Texas

                                    Mary K. Schwartz
                                    --------------------------------------------
                                    Notary's Printed Name

                                    My Commission Expires:
                                    --------------------------------------------
                                    August 3, 2001


                                             Notary Stamp Here

STATE OF TEXAS          )
                        )
COUNTY OF DALLAS        )

         This instrument was acknowledged before me on this 16th day of December, 1997, by RON K. TAYLOR, President of McNEIL INVESTORS, INC., a Delaware corporation, as general partner of McNEIL PARTNERS, L.P., a Delaware limited partnership, as general partner of McNEIL REAL ESTATE FUND XX, L.P., a California limited partnership, for and on behalf of said corporation and limited partnerships.


                                    /s/  Mary K. Schwartz
                                    --------------------------------------------
                                    Notary Public, State of Texas

                                    Mary K. Schwartz
                                    --------------------------------------------
                                    Notary's Printed Name

                                    My Commission Expires:
                                    --------------------------------------------
                                    August 3, 2001


                                            Notary Stamp Here